SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 28, 2012

ATLANTIC COAST FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-35072 (Commission File Number)	65-1310069 (I.R.S. Employer Identification No.)

12724 Gran Bay Parkway West, Suite 150, Jacksonville, FL  32258
(Address of principal executive offices)

(800) 342-2824
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On February 23, 2012, Atlantic Coast Financial Corporation (the “Company”) furnished a Form 8-K (“Earnings Release”) with the Securities and Exchange Commission reporting its unaudited earnings for the fourth quarter and year ended December 31, 2011.  On March 28, 2012, following completion of its audit, the Company revised the following information relating to troubled debt restructurings at December 31, 2011, as reported in the Earnings Release.

	As Reported 12/31/2011	As Corrected 12/31/2011
	(In millions)
Troubled debt restructurings performing for less than 12 months under terms of modification	$15.3	$19.3

Total non-performing assets and troubled debt restructurings performing for less than 12 months under terms of modification	$67.7	$71.7

Troubled debt restructurings performing for more than 12 months under terms of modification	$16.7	$12.7

The information in this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date: March 28, 2012	By: /s/ G. Thomas Frankland
G. Thomas Frankland
President and Chief Executive Officer
(Duly Authorized Representative)